UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2017
GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)
____________________________
Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 555 W. Jackson, Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 756-4450
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 7.01.  Regulation FD Disclosure.
Attached as Exhibits 99.1, 99.2, 99.3, and 99.4 are copies of the Monthly Flash Reports of Grant Park Futures Fund Limited Partnership for the month of March 2017, which are incorporated herein by reference.
Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Monthly Performance Report, March 2017 – Class A, B, Legacy 1, Global 1, and Global 3 Units
99.2 Monthly Performance Report, March 2017 – Class A, B, Legacy 2, Global 2, and Global 3 Units
99.3 Monthly Performance Report, March 2017 – Class A, B, and Global 3 Units
99.4 Monthly Performance Report, March 2017 – Class A, B, Global 1, and Global 3 Units

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GRANT PARK FUTURES FUND LIMITED PARTNERSHIP
	By:	Dearborn Capital Management, L.L.C.
Date: April 24, 2017		its General Partner
	By:	/s/David M. Kavanagh
David M. Kavanagh
President

INDEX TO EXHIBITS
Exhibit
99.1	Monthly Performance Report, March 2017– Class A, B, Legacy 1, Global 1, and Global 3 Units
99.2	Monthly Performance Report, March 2017– Class A, B, Legacy 2, Global 2, and Global 3 Units
99.3	Monthly Performance Report, March 2017– Class A, B, and Global 3 Units
99.4	Monthly Performance Report, March 2017– Class A, B, Global 1, and Global 3 Units